                                                                    EXHIBIT 10.2

                                                                  CONFORMED COPY

================================================================================

                       GUARANTEE AND COLLATERAL AGREEMENT

                                     made by

                       NATIONAL WATERWORKS HOLDINGS, INC.,

                           NATIONAL WATERWORKS, INC.,

                                   as Borrower

                         and certain of its Subsidiaries

                                   in favor of

                            UBS AG, STAMFORD BRANCH,

                             as Administrative Agent

                          Dated as of November 22, 2002

================================================================================

                                TABLE OF CONTENTS

                                                                                                  Page
                                                                                                  ----
SECTION 1.    DEFINED TERMS......................................................................   3
     1.1      Definitions........................................................................   3
     1.2      Other Definitional Provisions......................................................   6

SECTION 2.    GUARANTEE..........................................................................   6
     2.1      Guarantee..........................................................................   6
     2.2      Right of Contribution..............................................................   7
     2.3      No Subrogation.....................................................................   7
     2.4      Amendments, etc. with respect to the Borrower Obligations..........................   8
     2.5      Guarantee Absolute and Unconditional...............................................   8
     2.6      Reinstatement......................................................................   9
     2.7      Payments...........................................................................   9

SECTION 3.    GRANT OF SECURITY INTEREST.........................................................   9

SECTION 4.    REPRESENTATIONS AND WARRANTIES.....................................................  10
     4.1      No Other Liens.....................................................................  10
     4.2      Perfected First Priority Liens.....................................................  10
     4.3      Jurisdiction of Organization; Chief Executive Office...............................  11
     4.4      Inventory and Equipment............................................................  11
     4.5      Farm Products......................................................................  11
     4.6      Investment Property................................................................  11
     4.7      Receivables........................................................................  11
     4.8      Contracts..........................................................................  11
     4.9      Intellectual Property..............................................................  12

SECTION 5.    COVENANTS..........................................................................  12
     5.1      Delivery of Instruments, Certificated Securities and Chattel Paper.................  12
     5.2      Maintenance of Perfected Security Interest; Further Documentation..................  12
     5.3      Investment Property................................................................  13
     5.4      Contracts..........................................................................  14

SECTION 6.    REMEDIAL PROVISIONS................................................................  14
     6.1      Certain Matters Relating to Receivables............................................  14
     6.2      Communications with Obligors; Grantors Remain Liable...............................  14
     6.3      Pledged Stock......................................................................  15
     6.4      Proceeds to be Turned Over To Administrative Agent.................................  16
     6.5      Application of Proceeds............................................................  16
     6.6      Code and Other Remedies............................................................  16
     6.7      Registration Rights................................................................  17
     6.8      Intellectual Property..............................................................  18
     6.9      Deficiency.........................................................................  18

SECTION 7.    THE ADMINISTRATIVE AGENT...........................................................  18
     7.1      Administrative Agent's Appointment as Attorney-in-Fact, etc........................  18
     7.2      Duty of Administrative Agent.......................................................  20

     7.3      Execution of Financing Statements..................................................  20
     7.4      Authority of Administrative Agent..................................................  20

SECTION 8.    MISCELLANEOUS......................................................................  20
     8.1      Amendments in Writing..............................................................  20
     8.2      Notices............................................................................  20
     8.3      No Waiver by Course of Conduct; Cumulative Remedies................................  21
     8.4      Enforcement Expenses; Indemnification..............................................  21
     8.5      Successors and Assigns.............................................................  21
     8.6      Set-Off............................................................................  21
     8.7      Counterparts.......................................................................  22
     8.8      Severability.......................................................................  22
     8.9      Section Headings...................................................................  22
     8.10     Integration........................................................................  22
     8.11     GOVERNING LAW......................................................................  22
     8.12     Submission To Jurisdiction; Waivers................................................  22
     8.13     Acknowledgements...................................................................  23
     8.14     Additional Grantors................................................................  23
     8.15     Releases...........................................................................  23
     8.16     Construction.......................................................................  24
     8.17     WAIVER OF JURY TRIAL...............................................................  24

SCHEDULES

Schedule 1    Notice Addresses
Schedule 2    Investment Property
Schedule 3    Perfection Matters
Schedule 4    Jurisdictions of Organization and Chief Executive Offices
Schedule 5    Inventory and Equipment Locations
Schedule 6    Intellectual Property
Schedule 7    Contracts

                       GUARANTEE AND COLLATERAL AGREEMENT

                  GUARANTEE AND COLLATERAL AGREEMENT, dated as of November 22, 2002, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "Grantors"), in favor of UBS AG, Stamford Branch, as Administrative Agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions or entities (the "Lenders") from time to time parties to the Credit Agreement, dated as of November 22, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among National Waterworks Holdings, Inc. ("Holdings"), National Waterworks, Inc. (the "Borrower"), the Lenders, JPMorgan Securities Inc. and Goldman Sachs Credit Partners L.P., as the co-syndication agents thereunder, General Electric Capital Corporation and Antares Capital Corporation, as the co-documentation agents thereunder, and the Administrative Agent.

                              W I T N E S S E T H:

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

                  WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

                  WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

                  WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

                  WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Lenders;

                  NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

                           SECTION 1.  DEFINED TERMS

         1.1      Definitions.  (a)   Unless otherwise defined herein, terms
defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC: Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Documents, Equipment, Farm Products, General Intangibles, Goods, Instruments, Inventory, Letter-of-Credit Rights and Supporting Obligations.

         (b)      The following terms shall have the following meanings:

                  "Agreement": this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                  "Borrower Obligations": the collective reference to the unpaid principal of and interest on the Loans and Reimbursement Obligations and all other obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent or any Lender (or, in the case of any Specified Swap Agreement, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Letter of Credit, any Specified Swap Agreement or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).

                  "Collateral":  as defined in Section 3.

                  "Collateral Account": any collateral account established by the Administrative Agent as provided in Section 6.1 or 6.4.

                  "Contracts": the contracts and agreements listed in Schedule 7, as such contracts and agreements may be amended, supplemented or otherwise modified from time to time, including, without limitation, (i) all rights of any Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of any Grantor to damages arising thereunder and (iii) all rights of any Grantor to perform and to exercise all remedies thereunder.

                  "Copyrights": (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 6), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

                  "Copyright Licenses": any written agreement naming any Grantor as licensor or licensee (including, without limitation, those listed in Schedule
6), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

                  "Deposit Account": as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution.

                  "Foreign Subsidiary Voting Stock": the voting Capital Stock of any Foreign Subsidiary.

                  "Guarantor Obligations": with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the

Administrative Agent or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

                  "Guarantors": the collective reference to each Grantor other than the Borrower.

                  "Intellectual Property": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

                  "Intercompany Note": any promissory note evidencing loans made by any Grantor to Holdings or any of its Subsidiaries.

                  "Investment Property": the collective reference to (i) all "investment property" as such term is defined in Section 9-102(a)(49) of the New York UCC (other than any Foreign Subsidiary Voting Stock excluded from the definition of "Pledged Stock") and (ii) whether or not constituting "investment property" as so defined, all Pledged Notes and all Pledged Stock.

                  "Issuers": the collective reference to each issuer of any Investment Property.

                  "New York UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

                  "Obligations": (i) in the case of the Borrower, the Borrower Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

                  "Patents": (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule 6, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule 6, and (iii) all rights to obtain any reissues or extensions of the foregoing.

                  "Patent License": all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 6.

                  "Pledged Notes": all promissory notes listed on Schedule 2, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

                  "Pledged Stock": the shares of Capital Stock listed on
Schedule 2, together with any other shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; provided that in no event shall more than 65% of the total outstanding Foreign Subsidiary Voting Stock of any Excluded Foreign Subsidiary (as defined in clause (a) of the definition of such term) be required to be pledged hereunder and no Foreign Subsidiary Voting Stock of any Excluded

Foreign Subsidiary (as defined in clause (b) of the definition of such term) shall be required to be pledged hereunder.

                  "Proceeds": all "proceeds" as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

                  "Receivable": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

                  "Securities Act":  the Securities Act of 1933, as amended.

                  "Trademarks": (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 6, and (ii) the right to obtain all renewals thereof.

                  "Trademark License": any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 6.

         1.2 Other Definitional Provisions. (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

         (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

                             SECTION 2.  GUARANTEE

         2.1 Guarantee. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

         (a) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

         (b) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

         (c) The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 (in each case, other than contingent or unliquidated obligations or liabilities) shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Borrower Obligations.

         (d) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Obligations are paid in full (in each case, other than contingent or unliquidated obligations or liabilities), no Letter of Credit shall be outstanding and the Commitments are terminated.

         2.2 Right of Contribution. Each Subsidiary Guarantor hereby agrees that to the extent that a Subsidiary Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Subsidiary Guarantor hereunder which has not paid its proportionate share of such payment. Each Subsidiary Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Subsidiary Guarantor to the Administrative Agent and the Lenders, and each Subsidiary Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Subsidiary Guarantor hereunder.

         2.3 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Borrower on account of the Borrower Obligations are paid in full (other than contingent or unliquidated obligations and liabilities), no Letter of Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine, subject to the terms of the Loan Documents.

         2.4 Amendments, etc. with respect to the Borrower Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, subject to the terms of the Loan Documents, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

         2.5 Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. To the extent permitted by applicable law, each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this
Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any

Lender against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

         2.6 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

         2.7 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the Funding Office.

                    SECTION 3.  GRANT OF SECURITY INTEREST

                  Each Grantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Lenders, a security interest in such Grantor's right, title and interest in all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's Obligations:

         (a)      all Accounts;

         (b)      all Chattel Paper;

         (c)      all Contracts;

         (d)      all Deposit Accounts;

         (e)      all Documents;

         (f)      all Equipment;

         (g)      all General Intangibles;

         (h)      all Instruments;

         (i)      all Intellectual Property;

         (j)      all Inventory;

         (k)      all Investment Property;

         (l)      all Letter-of-Credit Rights;

         (m)      all Goods;

         (n)      all other property not otherwise described above;

         (o)      all books and records pertaining to the Collateral; and

         (p) to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

                  provided, however, that notwithstanding any of the other provisions set forth in this Section 3, this Agreement shall not constitute a grant of a security interest in any property to the extent that (x) such grant of a security interest is prohibited by any Requirements of Law of a Governmental Authority, requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law or is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any Investment Property, Pledged Stock or Pledged Note, any applicable shareholder or similar agreement, except to the extent that such Requirement of Law or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law or (y) such property is subject to a Lien permitted by Section 7.3(f), (g) or (l) of the Credit Agreement or by Section 7.3(o) of the Credit Agreement (to the extent such Lien is of the same type as permitted by Section 7.3(g) of the Credit Agreement), and with respect to such property the Administrative Agent and the Lenders are not permitted to obtain a second priority Lien by the terms thereof; but provided further that the security interests granted hereunder shall extend to the Proceeds of any property described in this paragraph to the extent that such Proceeds are not subject to either clause (x) or clause (y), and if such Proceeds are subject to either clause (x) or clause (y), then this Agreement shall not constitute a grant of a security interest in any such Proceeds.

                  SECTION 4.   REPRESENTATIONS AND WARRANTIES

                  To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby represents and warrants to the Administrative Agent and each Lender that:

         4.1 No Other Liens. Except for the security interest granted to the Administrative Agent for the ratable benefit of the Lenders pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent or with respect to which arrangements satisfactory to the Administrative Agent for termination have been made, for the ratable benefit of the Lenders, pursuant to this Agreement or as are permitted by the Credit Agreement.

         4.2 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral (as to which perfection may be obtained by such filings and other actions) in favor of the Administrative Agent, for the ratable benefit of the Lenders, as collateral security for such Grantor's Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for Liens permitted by the Credit Agreement which have priority over the Liens on the Collateral by operation of law.

         4.3 Jurisdiction of Organization; Chief Executive Office. On the date hereof, such Grantor's jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of such Grantor's chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule 4 and such Grantor has furnished to the Administrative Agent a certified charter, certificate of incorporation or other organization document and long-form good standing certificate as of a date which is recent to the date hereof.

         4.4 Inventory and Equipment. On the date hereof, the Inventory and the Equipment (other than mobile goods) are kept at the locations listed on
Schedule 5.

         4.5 Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

         4.6 Investment Property. (a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor or, in the case of Foreign Subsidiary Voting Stock, if less, 65% of the outstanding Foreign Subsidiary Voting Stock of each relevant Issuer.

         (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

         (c) To the best of such Grantor's knowledge, each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         (d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except for the Liens created by this Agreement and such other security interests permitted by the Credit Agreement.

         4.7 Receivables. (a) No amount in excess of $250,000 payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent.

         (b) The amounts represented by such Grantor to the Lenders from time to time as owing to such Grantor in respect of the Receivables will at such times be accurate in all material respects.

         4.8 Contracts. (a) Schedule 7 lists all contracts and agreements of such Grantor that may be material to the conduct of the business of such Grantor.

         (b) Except for the failure of which could not reasonably be expected to have a Material Adverse Effect, each Contract is in full force and effect and constitutes a valid and legally enforceable obligation of the parties thereto, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         (c) Neither such Grantor nor (to the best of such Grantor's knowledge) any of the other parties to the Contracts is in default in the performance or observance of any of the terms thereof in any manner that, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         (d) Such Grantor has made available to the Administrative Agent a complete and correct copy of each Contract, including all amendments, supplements and other modifications thereto.

         (e) No amount in excess of $250,000 payable to such Grantor under or in connection with any Contract is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent.

         4.9 Intellectual Property. (a) Schedule 6 lists all registered Intellectual Property owned by such Grantor in its own name on the date hereof.

         (b) Except as set forth in Schedule 6, on the date hereof, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

                            SECTION 5.   COVENANTS

                  Each Grantor covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Agreement until the Obligations (other than contingent or unliquidated obligations and liabilities) shall have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated:

         5.1 Delivery of Instruments, Certificated Securities and Chattel Paper. If any amount in excess of $250,000 payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be promptly delivered to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

         5.2 Maintenance of Perfected Security Interest; Further Documentation. (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.2 and shall use commercially reasonable efforts to defend such security interest against any material claims and demands of all Persons whomsoever (other than Persons claiming by, through or under the Administrative Agent), subject to the rights of such Grantor under the Loan Documents to dispose of the Collateral.

         (b) As soon as practicable following the request of the Administrative Agent, such Grantor will furnish to the Administrative Agent and the Lenders statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Administrative Agent may reasonably request, all in reasonable detail.

         (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and
(ii) in the case of Investment

Property, Deposit Accounts, Letter-of-Credit Rights and any other relevant Collateral, taking any actions reasonably necessary to enable the Administrative Agent to obtain "control" (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

         5.3 Investment Property. (a) If such Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Administrative Agent and the Lenders, hold the same in trust for the Administrative Agent and the Lenders and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Administrative Agent so reasonably requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Investment Property (other than Cash Equivalents) upon the liquidation or dissolution of any Issuer (other than, so long as no Event of Default shall have occurred and be continuing, with respect to a dissolution or liquidation permitted by Section 7.4 of the Credit Agreement) shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property (other than Cash Equivalents) or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

         (b) Without the prior written consent of the Administrative Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue (except to such Grantor or another Grantor) any Capital Stock of any nature or to issue (except to such Grantor or another Grantor) any other securities convertible into or granting the right to purchase or exchange for any Capital Stock of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or Liens permitted under the Credit Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof.

         (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.7(a) with respect to the Investment Property issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Investment Property issued by it.

         5.4 Contracts. (a) Such Grantor will perform and comply in all respects with all its obligations under the Contracts, except to the extent that failure to do so could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

         (b) Except as could not reasonably be expected to have a Material Adverse Effect, such Grantor will not amend, modify, terminate or waive any provision of any Contract in any manner which could reasonably be expected to affect the value of such Contract as Collateral.

         (c) Such Grantor will exercise promptly and diligently each and every right which it may have under each Contract (other than any right of termination), except to the extent that failure to do so could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

                       SECTION 6.   REMEDIAL PROVISIONS

         6.1 Certain Matters Relating to Receivables. (a) The Administrative Agent shall have the right to make test verifications of the Receivables in any reasonable manner and through any reasonable medium (after consultation with the Borrower), and each Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications. At any time and from time to time, upon the Administrative Agent's request (which request shall be limited to one request per Grantor each fiscal year, unless otherwise consented to by the relevant Grantor (such consent not to be unreasonably withheld or delayed); provided that if an Event of Default has occurred and is continuing, such limitation on the Administrative Agent's ability to make such request shall not be applicable) and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

         (b) The Administrative Agent hereby authorizes each Grantor to collect such Grantor's Receivables, subject to the Administrative Agent's direction and control, and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Lenders only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

         (c) At the Administrative Agent's reasonable request, each Grantor shall deliver to the Administrative Agent copies of all documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, copies of all orders, invoices and shipping receipts. Originals of such documents shall be provided if necessary, in the reasonable discretion of the Administrative Agent, upon the request of the Administrative Agent.

         6.2 Communications with Obligors; Grantors Remain Liable. (a) The Administrative Agent, in its own name or in the name of others, may at any time after the occurrence and during the continuance of an Event of Default and upon written notice to the Borrower, communicate with obligors under the

Receivables and parties to the Contracts to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Receivables or Contracts.

         (b) Upon the request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables and parties to the Contracts that the Receivables and the Contracts have been assigned to the Administrative Agent for the ratable benefit of the Lenders and that payments in respect thereof shall be made directly to the Administrative Agent.

         (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables and Contracts to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Administrative Agent nor any Lender shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) or Contract by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Lender of any payment relating thereto, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

         6.3 Pledged Stock. (a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent's intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid to the extent permitted in the Credit Agreement, and to exercise all voting and corporate or other organizational rights with respect to the Investment Property; provided, however, that no vote shall be cast or corporate or other organizational right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would impair the Collateral or which would result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

         (b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property (other than cash dividends, payments and other Proceeds permitted to be paid pursuant to 7.6(c) of the Credit Agreement) and make application thereof to the Obligations in such order as the Administrative Agent may reasonably determine, and (ii) any or all of the Investment Property shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may reasonably determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

         (c) Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) to the extent expressly required hereby, pay any dividends or other payments with respect to the Investment Property directly to the Administrative Agent.

         6.4 Proceeds to be Turned Over To Administrative Agent. In addition to the rights of the Administrative Agent and the Lenders specified in
Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, at the request of the Administrative Agent, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Administrative Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

         6.5 Application of Proceeds. If an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent's election, the Administrative Agent may apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account, and any proceeds of the guarantee set forth in Section 2, in payment of the Obligations in the following order:

                  First, to pay incurred and unpaid fees and expenses of the Administrative Agent under the Loan Documents;

                  Second, to the Administrative Agent, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Obligations, pro rata among the Administrative Agent and the Lenders according to the amounts of the Obligations then due and owing and remaining unpaid to the Administrative Agent and the Lenders;

                  Third, to the Administrative Agent, for application by it towards prepayment of the Obligations, pro rata among the Administrative Agent and Lenders according to the amounts of the Obligations then held by the Administrative Agent and the Lenders; and

                  Fourth, any balance of such Proceeds remaining after the then outstanding Obligations shall have been paid in full (excluding contingent indemnification obligations), no Letters of Credit shall be outstanding and the Commitments shall have been terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

         6.6 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived to the extent permitted by applicable law), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery, in accordance with applicable law. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, under such circumstances, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder other than with respect to claims, damages and demands resulting from the gross negligence or willful misconduct of the Administrative Agent or any Lender. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

         6.7 Registration Rights. (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 6.6, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

         (b) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

         (c) Each Grantor agrees to use its commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this
Section 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Administrative Agent and the Lenders, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

         6.8 Intellectual Property. In the event that the Loans become due and payable pursuant to Section 8 of the Credit Agreement, the Administrative Agent shall have the right to license the Intellectual Property of any Grantor to any Person without the consent of such Grantor or any other Loan Party and such Grantor shall take any action required by the Administrative Agent to enable the Administrative Agent to so license such Intellectual Property.

         6.9 Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

                    SECTION 7.   THE ADMINISTRATIVE AGENT

         7.1      Administrative Agent's Appointment as Attorney-in-Fact, etc.
(a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be reasonably necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

         (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed reasonably appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or Contract or with respect to any other Collateral whenever payable;

         (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent's and the Lenders' security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

         (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

         (iv)     execute, in connection with any sale provided for in
     Section 6.6 or 6.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

         (v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem reasonably appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion reasonably determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's and the Lenders' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

     Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

         (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

         (c) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any category of past due ABR Loans under the Credit Agreement, from the date on which the Administrative Agent requests reimbursement from the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

         (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

         7.2 Duty of Administrative Agent. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the Lenders hereunder are solely to protect the Administrative Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers. The Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

         7.3 Execution of Financing Statements. Pursuant to any applicable law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. Each Grantor authorizes the Administrative Agent to use the collateral description "all personal property" in any such financing statements.

         7.4 Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                           SECTION 8.  MISCELLANEOUS

         8.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.1 of the Credit Agreement.

         8.2 Notices. All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 10.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1 with a copy to be delivered to each of the Borrower and its counsel as set forth in Section 10.2 of the Credit Agreement.

         8.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         8.4 Enforcement Expenses; Indemnification. (a) Each Guarantor agrees to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to the Administrative Agent.

         (b) Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

         (c) Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 10.5 of the Credit Agreement.

         (d) The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

         8.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

         8.6 Set-Off. Each Grantor hereby irrevocably authorizes the Administrative Agent and each Lender (but excluding any Participant) if an Event of Default has occurred and is continuing, without prior notice to such Grantor or any other Grantor, any such prior notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Lender to or for the credit or the account of such Grantor, or any part thereof in such amounts as the Administrative Agent or such Lender may elect, against and on account of the obligations and liabilities of such Grantor to the Administrative Agent or such Lender hereunder and claims of every nature and description of the Administrative Agent or such Lender against such Grantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as the Administrative Agent or such Lender may elect, whether or not the Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Administrative Agent and each Lender shall notify such Grantor promptly of any such set-off and the application made by the Administrative Agent or such Lender of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender under this Section 8.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender may have.

         8.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         8.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         8.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         8.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

         8.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         8.12 Submission To Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

         (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

         (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

         (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

         (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

         (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

         8.13     Acknowledgements. Each Grantor hereby acknowledges that:

         (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

         (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

         (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.

         8.14 Additional Grantors. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 6.9 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

         8.15 Releases. (a) At such time as the Loans, the Reimbursement Obligations and the other Obligations (other than Obligations in respect of Specified Swap Agreements and contingent or unliquidated obligations and liabilities) shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be automatically released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

         (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement (including indirectly through the sale, transfer or other disposition of the Capital Stock of a Subsidiary Guarantor), or otherwise permitted by the Required Lenders or all the Lenders, as applicable, pursuant to Section 10.1 of the Credit Agreement, the Lien of the Administrative Agent in such Collateral shall be, and is hereby deemed to be, automatically released and the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Borrower, a Subsidiary Guarantor shall be, and is hereby deemed to be, automatically released from its obligations hereunder in the event that all the Capital Stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement or otherwise permitted by the Required Lenders or all Lenders, as applicable, pursuant to Section 10.1 of the Credit Agreement.

         8.16 Construction. In the event of any inconsistency between the terms of this Agreement and the terms of the Credit Agreement, the terms of the Credit Agreement shall govern to the extent necessary to resolve such inconsistency.

         8.17 WAIVER OF JURY TRIAL. EACH GRANTOR AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

                                              NATIONAL WATERWORKS HOLDINGS, INC.

                                              By: /s/ Harry K. Hornish
                                                  --------------------
                                                  Title: President and C.E.O.

                                              NATIONAL WATERWORKS, INC.

                                              By: /s/ Mechelle Slaughter
                                                  ----------------------
                                                  Title: C.F.O. and Secretary

                                                                      SCHEDULE 1

                         NOTICE ADDRESSES OF GUARANTORS

--------------------------------------------------------------------------------
National Waterworks, Inc.                        American Plaza

                                                 200 West Highway 6, Suite 620

                                                 Waco, TX 76712

--------------------------------------------------------------------------------
National Waterworks Holdings, Inc.               American Plaza

                                                 200 West Highway 6, Suite 620

                                                 Waco, TX 76712

--------------------------------------------------------------------------------

                                                                      SCHEDULE 2

                       DESCRIPTION OF INVESTMENT PROPERTY

PLEDGED STOCK:

       Issuer                 Class of Stock           Stock Certificate No.        No. of Shares

National Waterworks,              Common                         1                       100
       Inc.
------------------------     --------------------      -------------------------   -----------------

PLEDGED NOTES:

Issuer                      Payee                 Principal Amount
 None                        --                         --
--------------------------------------------------------------------

                                                                      SCHEDULE 3

                            FILINGS AND OTHER ACTIONS
                     REQUIRED TO PERFECT SECURITY INTERESTS

                         Uniform Commercial Code Filings

                           Delaware Secretary of State

                          Patent and Trademark Filings

            Filing with the United States Patent and Trademark Office

                      Actions with respect to Pledged Stock

         Agent given possession of stock certificate, along with signed stock power in blank

                                                                      SCHEDULE 4

       LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE

                                                     Jurisdiction of              Location of Chief
                                                     ---------------              -----------------
            Grantor                                   Organization                Executive Office
            -------                                   ------------                ----------------
    National Waterworks, Inc.                             Delaware                   Waco, Texas

National Waterworks Holdings, Inc.                        Delaware                   Waco, Texas

                                                                      SCHEDULE 5

                      LOCATIONS OF INVENTORY AND EQUIPMENT

                       GRANTOR: National Waterworks, Inc.

                                 OWNED LOCATIONS

    STREET ADDRESS                                                                                  STATE
1.  3600 Arkins Court
    Denver                                                                                           CO

2.  3333 Old Winter Garden Road
    Orlando                                                                                          FL

3.  1101 W. 17th Street
    Riviera Beach                                                                                    FL

4.  7532 Malta Lane
    Tampa                                                                                            FL

5.  2111 Moon Station Drive
    Kennesaw                                                                                         GA

6.  1878 Metcallf Avenue
    Thomasville                                                                                      GA

7.  1966 W. Heyward Way
    Idaho Falls                                                                                      ID

8.  3338 Commercial Court
    Meridian                                                                                         ID

9.  6829 Irene Road
    Belvidere                                                                                        IL

10. 45 Northgate Industrial
    Granite City                                                                                     IL

11. 29972 N. Skokie Highway
    Lake Bluff                                                                                       IL

12. 18900 S. 82nd Avenue
    Mokena                                                                                           IL

13. 115 N. Cummings Lane
    Washington                                                                                       IL

14. 1680 Expo Lane
    Indianapolis                                                                                     IN

15. 5858 Thunderbird Road
    Oaklandon                                                                                        IN

16. 11510 Strong Line Road
    Olathe                                                                                           KS

17. 3207 Breard Street
    Monroe                                                                                           LA

18. 601 Big Bear Boulevard
    Columbia                                                                                         MO

19. 801 Pond Road
    O'Fallon                                                                                         MO

20. 1805 Borman Circle Drive
    St. Louis                                                                                        MO

21. 11665 Lackland Road
    St. Louis                                                                                        MO

22. 5454 New Baumgartner Road
    St. Louis                                                                                        MO

23. 1446 Troy Road
    Ashlandon                                                                                        OH

24. 6720 S.W. McEwan Road
    Lake Oswego                                                                                      OR

25. 13116 State Highway 18
    Summit                                                                                           PA

26. Box 245, Atlantic Road
    Derry                                                                                            PA

27. Box 144A
    Route 59
    Keating                                                                                          PA

28. 1307 Galway Street
    Knoxville                                                                                        TN

29. 4333 Irving Boulevard
    Dallas                                                                                           TX

30. 7620 Grissom Road
    San Antonio                                                                                      TX

31. 7730 Arab Drive, S.E.
    Olympia                                                                                          WA

32. 5823 238th S.E.
    Woodinville                                                                                      WA

33. 602 Valley Avenue
    Puyallup                                                                                         WA

34. 15655 West Rogers Drive
    New Berlin                                                                                       WI

                             LEASED LOCATIONS

----------------------------------------------------------------------------------------------------------

                                      STREET ADDRESS                                               STATE
----------------------------------------------------------------------------------------------------------
    1.       22578 Interstate 30,                                                                    AK
             Bryant

----------------------------------------------------------------------------------------------------------
    2.       4613 Bethany Rd. North,                                                                 AK
             Little Rock

----------------------------------------------------------------------------------------------------------
    3.       313 Monroe,                                                                             AK
             Lowell

----------------------------------------------------------------------------------------------------------
    4.       1371 McCain Parkway,                                                                    AL
             Pelham

----------------------------------------------------------------------------------------------------------
    5.       1772 Dairy Place,                                                                       AZ
             Tucson

----------------------------------------------------------------------------------------------------------
    6.       1420 Torrance Rd.,                                                                      AZ
             Mohave Valley

----------------------------------------------------------------------------------------------------------
    7.       Canal Industrial Park,                                                                  AZ
             Tolleson

----------------------------------------------------------------------------------------------------------
    8.       Lots 5, 6, and 7 Fiesta Ranch Commerce Park,                                            AZ
             Gilbert

----------------------------------------------------------------------------------------------------------
    9.       19421 Colombo St.,                                                                      CA
             Bakersfield

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

                                      STREET ADDRESS                                               STATE
----------------------------------------------------------------------------------------------------------
    10.      1583 River Drive,                                                                       CA
             Brawley

----------------------------------------------------------------------------------------------------------
    11.      325 North Cota St.,                                                                     CA
             Corona

----------------------------------------------------------------------------------------------------------
    12.      665 Opper Rd.,                                                                          CA
             Escondido

----------------------------------------------------------------------------------------------------------
    13.      2651 East Byrd Ave.,                                                                    CA
             Fresno

----------------------------------------------------------------------------------------------------------
    14.      82-314 Market St.,                                                                      CA
             Indio

----------------------------------------------------------------------------------------------------------
    15.      42839 N. Sierra Highway,                                                                CA
             Lancaster

----------------------------------------------------------------------------------------------------------
    16.      980-990 Parker Court,                                                                   CA
             Santa Clara

----------------------------------------------------------------------------------------------------------
    17.      4700 District Blvd.,                                                                    CA
             Vernon

----------------------------------------------------------------------------------------------------------
    18.      1910 38th St.,                                                                          CO
             Denver

----------------------------------------------------------------------------------------------------------
    19.      19 Greenhorn Drive, Building B,                                                         CO
             Pueblo

----------------------------------------------------------------------------------------------------------
    20.      22 Garfield Way,                                                                        DE
             Newark

----------------------------------------------------------------------------------------------------------
    21.      61 Artisan Drive,                                                                       DE
             Smyrna

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

                                      STREET ADDRESS                                               STATE
----------------------------------------------------------------------------------------------------------
    22.      4750 Laredo Ave.,                                                                       FL
             Fort Meyers

----------------------------------------------------------------------------------------------------------
    23.      4310 N.W. 10th Avenue                                                                   FL
             Oakland Park

----------------------------------------------------------------------------------------------------------
    24.      820 S.W. 33rd Avenue                                                                    FL
             Ocala

----------------------------------------------------------------------------------------------------------
    25.      2120 S.W. 7th Avenue                                                                    FL
             Ocala

----------------------------------------------------------------------------------------------------------
    26.      8782 Paul Starr Drive                                                                   FL
             Pensacola

----------------------------------------------------------------------------------------------------------
    27.      330 Paint Street                                                                        FL
             Rockledge

----------------------------------------------------------------------------------------------------------
    28.      6761 26th Court East                                                                    FL
             Sarasota

----------------------------------------------------------------------------------------------------------
    29.      7374 Commercial Circle                                                                  FL
             Fort Pierce

----------------------------------------------------------------------------------------------------------
    30.      11310 Distribution                                                                      FL
             Avenue West
             Jacksonville

----------------------------------------------------------------------------------------------------------
    31.      2803 Manufacturer Court                                                                 FL
             Tallahassee

----------------------------------------------------------------------------------------------------------
    32.      3620 Milledgeville Road                                                                 GA
             Augusta

----------------------------------------------------------------------------------------------------------
    33.      4355 Woodward Way                                                                       GA
             Buford

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

                                      STREET ADDRESS                                               STATE
----------------------------------------------------------------------------------------------------------
    34.      134 Peachtree Park                                                                      GA
             Byron

----------------------------------------------------------------------------------------------------------
    35.      2455 Old Covington Highway                                                              GA
             Conyers

----------------------------------------------------------------------------------------------------------
    36.      9 Aviation Court                                                                        GA
             Garden City

----------------------------------------------------------------------------------------------------------
    37.      220 S. Westgate Drive                                                                   IL
             Carol Stream

----------------------------------------------------------------------------------------------------------
    38.      107 Southern Drive                                                                      IL
             Lebanon

----------------------------------------------------------------------------------------------------------
    39.      1454 Liberty Drive                                                                      IN
             Bloomington

----------------------------------------------------------------------------------------------------------
    40.      10830 Joliet Street                                                                     IN
             St. John

----------------------------------------------------------------------------------------------------------
    41.      Junction U.S. 31 North & Highway 18                                                     IN
             Kokomo

----------------------------------------------------------------------------------------------------------
    42.      5800 Gateway Business Park                                                              Iowa
             Grimes

----------------------------------------------------------------------------------------------------------
    43.      3352 Industrial Drive                                                                   KY
             Bowling Green

----------------------------------------------------------------------------------------------------------
    44.      2141 Christian Road                                                                     KY
             Lexington

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

                                      STREET ADDRESS                                               STATE
----------------------------------------------------------------------------------------------------------
    45.      4725 Hazel Jones Road,                                                                  LA
             Bossier City

----------------------------------------------------------------------------------------------------------
    46.      3209 Breard Street                                                                      LA
             Monroe

----------------------------------------------------------------------------------------------------------
    47.      53 Ayers Road                                                                           MA
             Littleton

----------------------------------------------------------------------------------------------------------
    48.      6303 Macaw Court                                                                        MD
             Elkridge

----------------------------------------------------------------------------------------------------------
    49.      25284 Seeley Road                                                                       MI
             Novi

----------------------------------------------------------------------------------------------------------
    50.      6575 23 Mile Road                                                                       MI
             Shelby Township

----------------------------------------------------------------------------------------------------------
    51.      15801 West 78th Street                                                                  MN
             Eden Prairie

----------------------------------------------------------------------------------------------------------
    52.      4530 West 77th Street                                                                   MN
             Edina

----------------------------------------------------------------------------------------------------------
    53.      16195-54th St. N.E.                                                                     MN
             Rogers,
             Wright County

----------------------------------------------------------------------------------------------------------
    54.      13621 East 42nd Terrace                                                                 MO
             Independence

----------------------------------------------------------------------------------------------------------
    55.      1129 Sweeten Creek Road                                                                 NC
             Asheville

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

                                      STREET ADDRESS                                               STATE
----------------------------------------------------------------------------------------------------------
    56.      5301 Brookshire Boulevard                                                               NC
             Charlotte

----------------------------------------------------------------------------------------------------------
    57.      7216 Cesna Drive                                                                        NC
             Greensboro

----------------------------------------------------------------------------------------------------------
    58.      Seventh Street Court S.E.                                                               NC
             Hickory

----------------------------------------------------------------------------------------------------------
    59.      121 International Drive                                                                 NC
             Morrisville

----------------------------------------------------------------------------------------------------------
    60.      901 Crafters Lane                                                                       NC
             Pineville

----------------------------------------------------------------------------------------------------------
    61.      419 Landmark Drive                                                                      NC
             Wilmington

----------------------------------------------------------------------------------------------------------
    62.      14707 Custer Road                                                                       NE
             Omaha

----------------------------------------------------------------------------------------------------------
    63.      212 Williamstown - New Freedom Road                                                     NJ
             Winslow Township

----------------------------------------------------------------------------------------------------------

    64.      700-1 Challenger Way                                                                    NJ
             Forked River

----------------------------------------------------------------------------------------------------------
    65.      6135 2nd Street NW                                                                      NM
             Albuquerque

----------------------------------------------------------------------------------------------------------
    66.      207 West Union Avenue                                                                   NM
             Las Cruces

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

                                      STREET ADDRESS                                               STATE
----------------------------------------------------------------------------------------------------------
    67.      2829 Losee Road                                                                         NV
             Las Vegas

----------------------------------------------------------------------------------------------------------
    68.      18 East 367                                                                             OH
             Eastlake

----------------------------------------------------------------------------------------------------------
    69.      340 Lake Avenue                                                                         OH
             Masillon

----------------------------------------------------------------------------------------------------------
    70.      902 North Garver Road                                                                   OH
             Monroe

----------------------------------------------------------------------------------------------------------
    71.      10655 Royalton Road                                                                     OH
             North Royalton

----------------------------------------------------------------------------------------------------------
    72.      3496 Dublin Granville Road                                                              OH
             Westerville

----------------------------------------------------------------------------------------------------------
    73.      680 North Orchard Lane                                                                  OH
             Alpha

----------------------------------------------------------------------------------------------------------
    74.      21520 NW Cherry Lane                                                                    OR
             Hillsboro

----------------------------------------------------------------------------------------------------------
    75.      3384 Crater Lake Avenue                                                                 OR
             Medford

----------------------------------------------------------------------------------------------------------
    76.      615 Grammes Road                                                                        PA
             Upper Macungie

----------------------------------------------------------------------------------------------------------
    77.      3668 Crescent County                                                                    PA
             Whitehall Township

----------------------------------------------------------------------------------------------------------
    78.      400 South Gravers Road                                                                  PA
             Plymouth Meeting

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

                                      STREET ADDRESS                                               STATE
----------------------------------------------------------------------------------------------------------
    79.      4987 Banco Road                                                                         SC
             Charleston

----------------------------------------------------------------------------------------------------------
    80.      143 and 145 Calvin Drive                                                                SC
             Columbia

----------------------------------------------------------------------------------------------------------
    81.      6230 Fairfield Road                                                                     SC
             Columbia

----------------------------------------------------------------------------------------------------------
    82.      157 Winyah Road                                                                         SC
             Conway

----------------------------------------------------------------------------------------------------------
    83.      2571 East Phillips Road                                                                 SC
             Greer

----------------------------------------------------------------------------------------------------------
    84.      915 Oswego Road                                                                         SC
             Sumter

----------------------------------------------------------------------------------------------------------
    85.      2353 S. Church Street                                                                   TN
             Murfreesboro

----------------------------------------------------------------------------------------------------------
    86.      5536 Old Highway 78                                                                     TN
             Memphis

----------------------------------------------------------------------------------------------------------
    87.      207 Highway 75                                                                          TN
             Blountville

----------------------------------------------------------------------------------------------------------
    88.      107 & 109 Crutchfield Ave.,                                                             TN
             Nashville

----------------------------------------------------------------------------------------------------------
    89.      9513 Brown Lane, Austin                                                                 TX

----------------------------------------------------------------------------------------------------------
    90.      1601 S. Wall St., Belton                                                                TX

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

                                      STREET ADDRESS                                               STATE
----------------------------------------------------------------------------------------------------------
    91.      4525 N. Express Way, Brownsville                                                        TX

----------------------------------------------------------------------------------------------------------
    92.      7425 Leopard St.,                                                                       TX
             Corpus Christi

----------------------------------------------------------------------------------------------------------
    93.      12014 Palmerton Rd.,                                                                    TX
             Houston

----------------------------------------------------------------------------------------------------------
    94.      4053 Homestead Rd.,                                                                     TX
             Houston

----------------------------------------------------------------------------------------------------------
    95.      209 Flecha Lane,                                                                        TX
             Laredo

----------------------------------------------------------------------------------------------------------
    96.      100 North First St.,                                                                    TX
             McAllen

----------------------------------------------------------------------------------------------------------
    97.      4735 Dodge St.,                                                                         TX
             San Antonio

----------------------------------------------------------------------------------------------------------
    98.      3090 N. Northeast Loop 323,                                                             TX
             Tyler

----------------------------------------------------------------------------------------------------------
    99.      5000 Franklin Ave.,                                                                     TX
             Waco

----------------------------------------------------------------------------------------------------------
    100.     200 Highway 6 West, Suite 620, Waco                                                     TX

----------------------------------------------------------------------------------------------------------
    101.     Aircraft Hangar Building 219, Waco-Madison Cooper Airport                               TX
             Waco

----------------------------------------------------------------------------------------------------------
    102.     Office Maintenance Hanger - Waco Regional Airport,                                      TX
             Waco

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

                                      STREET ADDRESS                                               STATE
----------------------------------------------------------------------------------------------------------
    103.     1620 West 2457 South St.,                                                               UT
             Ogden

----------------------------------------------------------------------------------------------------------
    104.     8380 S. 4052,                                                                           UT
             West Jorden

----------------------------------------------------------------------------------------------------------
    105.     44098 Mercure Circle,                                                                   VA
             Sterling

----------------------------------------------------------------------------------------------------------
    106.     2112 Smith Ave.,                                                                        VA
             Chesapeake

----------------------------------------------------------------------------------------------------------
    107.     1162 Ramoth Church Rd.,                                                                 VA
             Falmouth

----------------------------------------------------------------------------------------------------------
    108.     8910 Burge Ave.,                                                                        VA
             Richmond

----------------------------------------------------------------------------------------------------------
    109.     1212 Campbell Ave. SE,                                                                  VA
             Roanoke

----------------------------------------------------------------------------------------------------------
    110.     3735 Irongate Rd.,                                                                      WA
             Bellingham

----------------------------------------------------------------------------------------------------------
    111.     1452 Hwy 41,                                                                            WA
             DePere

----------------------------------------------------------------------------------------------------------
    112.     Pasco Airport Industrial Park,                                                          WA
             Pasco

----------------------------------------------------------------------------------------------------------
    113.     415 South Holgate,                                                                      WA
             Seattle

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

                                      STREET ADDRESS                                               STATE
----------------------------------------------------------------------------------------------------------
    114.     9115-A NE 117th Ave.                                                                    WA
             Vancouver

----------------------------------------------------------------------------------------------------------

                                                                      SCHEDULE 6

                        COPYRIGHTS AND COPYRIGHT LICENSES
    Copyrights:

    1. WATER CITY Poster Design

    2.  POWERSCOPE

                           PATENTS AND PATENT LICENSES
    Patents:

    1.  U.S. Patent No. 5,074,526

                        TRADEMARKS AND TRADEMARK LICENSES

1.  POWERSCOPE - Common Law Mark - unregistered service mark

                                                                      SCHEDULE 7

                                    CONTRACTS

1) CONTRACTS FOR THE PURCHASE OF GOODS AND/OR SERVICES INVOLVING TOTAL ANNUAL PAYMENTS IN EXCESS OF $500,000

-------------------------------------------------------------------------------------------------------------
OTHER PARTY                              AGREEMENT                              DATE

-------------------------------------------------------------------------------------------------------------
Neenah Foundry Company                   Consignment Agreement                  November 22, 2000

-------------------------------------------------------------------------------------------------------------
North American Pipe Corporation          Distributor Agreement                  May 11, 2001

-------------------------------------------------------------------------------------------------------------
Badger Meter, Inc.                       Distributor Resale Supply Agreement    May 18, 1998

-------------------------------------------------------------------------------------------------------------
Invensys Metering Systems                Distributorship Agreements             Various

-------------------------------------------------------------------------------------------------------------
Mueller Co.                              Distribution Agreements                Various

-------------------------------------------------------------------------------------------------------------

2) CONTRACTS FOR THE SALE OF GOODS AND/OR SERVICES INVOLVING TOTAL ANNUAL REVENUES IN EXCESS OF $500,000

-------------------------------------------------------------------------------------------------------------
OTHER PARTY                              AGREEMENT                              DATE

-------------------------------------------------------------------------------------------------------------
City of Corona                           Bid No. 02-06                          July 11, 2001

-------------------------------------------------------------------------------------------------------------
Henderson City                           RFP No. 105-01*02                      January 9, 2002 (bid)
                                         "Backflow Assembly Test & Repair       April 1, 2002 (PO)

-------------------------------------------------------------------------------------------------------------
Las Vegas Valley Water                   Bid No. 4803-00                        Renewed 06/30/01 thru 06/30/02
                                         3/4" Stamped Copper Tubing

-------------------------------------------------------------------------------------------------------------
Denver Water Dept.                       Contract No. 05947A                    07/1/00
                                                                                Renewed 07/01/02 thru 06/30/2002

-------------------------------------------------------------------------------------------------------------
City of Berwyn                           Water Meter Agreement                  May 5, 1999

-------------------------------------------------------------------------------------------------------------
Mazon Plumbing Company                   Subcontract (to Berwyn Water Meter     April 30, 1999
                                         Agreement)

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Village of Forest Park                   Water Meter Agreement                  01/09/00

-------------------------------------------------------------------------------------------------------------
Professional Meters, Inc.                Subcontract (to Forest Park Water      01/18/01
                                         Meter Agreement)

-------------------------------------------------------------------------------------------------------------
Alliant/Wisc Power                       Blanket Order GO002992                 05/24/01

-------------------------------------------------------------------------------------------------------------
City of Houston                          Plastic Meter Boxes Contract           05/22/01-05/30/04
                                         SC-R-9999-031013086

-------------------------------------------------------------------------------------------------------------
City of Houston                          Water Meter R/P Contract               05/15/02
                                         SC-R-4515-031-13401

-------------------------------------------------------------------------------------------------------------
DeKalb Co. Government                    Contract No. 5145-01                   Renewed April 1, 2002 thru May 31,
                                                                                2003

-------------------------------------------------------------------------------------------------------------
Jackson City Water & Sewerage            Bid for Contract I- Manholes and       11/21/01
Authority                                Contract II - Polyvinylchloride
                                         Profile Sewer Pipe

-------------------------------------------------------------------------------------------------------------
City of Apopka                           Contract No. 99-157                    Renewed February 1, 2002 thru
                                                                                January 31, 2003

-------------------------------------------------------------------------------------------------------------
Orange County Government                 1.  Contract #Y1-1011A                 1.  Renewed for June 5, 2002 thru
                                         Water Meter Boxes, Lot I               June 4, 2003
                                         2.  Contract #Y9-1011 Water Pipes,
                                         Valves & Fittings                      2.  September 22, 1999 thru 09/21/02

-------------------------------------------------------------------------------------------------------------
Indian River County Utility Department   IRC Bid #6010 Utilities Supplies &     Renewed from 10/01/01/ thru
                                         Materials                              09/30/02.  Up for rebid as of
                                                                                9/30/02 and such new contract has
                                                                                not yet been awarded

-------------------------------------------------------------------------------------------------------------
Ft. Pierce Utility Authority             Bid No. 5140 (Piggyback Indian River   06/11/01. 06/05/01 thru 09/30/01
                                         County Bid No. 6010)                   with annual renewals through 09/30/05

-------------------------------------------------------------------------------------------------------------
Knoxville Utilities Board                Purchase Order 6752                    Renewed 07/01/01/ thru 06/30/02

-------------------------------------------------------------------------------------------------------------
City of Camden                           Contract and Agreement (for cold       03/05/01
                                         water meters)

-------------------------------------------------------------------------------------------------------------
Cleveland, City of                       Contract No. 58750                     01/29/02 (1 yr)
                                         Contract No. 58383                     11/09/01 (3 yrs)

-------------------------------------------------------------------------------------------------------------
Borough of Edinboro                      Bid for new meter re-setters           11/20/01

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
The Village of Lagrange Park             Water Meter Agreement                  10/24/01

-------------------------------------------------------------------------------------------------------------
Professional Meter Inc.                  Subcontract to Village of Lagrange     10/24/01
                                         Park Water Meter Agreement

-------------------------------------------------------------------------------------------------------------
Chanhassen Utility Department            Contract                               10/19/01

-------------------------------------------------------------------------------------------------------------
FSC Sales & Service Inc.                 Purchase Agreement 173-001A            07/10/01

-------------------------------------------------------------------------------------------------------------
Johnson Bros Corp-Bartow-Farmland Job    Contract #8141217                      02/14/02 (PO)

-------------------------------------------------------------------------------------------------------------
Brandbury Stamm Construction             Purchase Order                         11/15/00 (PO)
                                         Job No. 3999
                                         Bid ID:  418291

-------------------------------------------------------------------------------------------------------------
Alburquerque Underground                 Purchase Order No. 201015-01           03/08/02

-------------------------------------------------------------------------------------------------------------

3) CONTRACTS (OTHER THAN SALES AGENCY OR DISTRIBUTOR AGREEMENTS) CONTAINING COVENANTS MATERIALLY RESTRICTING LINE OF BUSINESS

Noncompetition Agreement dated January 1, 2001 between Distribution and ISCO Industries, LLC. The agreement restricts, among other matters, Distribution from the following activities: the business of fabrication, distribution or sale of HDPE pipe for any use except municipal markets in Florida, Georgia, North Carolina and South Carolina for five (5) years commencing January 1, 2001.

                           ACKNOWLEDGEMENT AND CONSENT

         The undersigned hereby acknowledges receipt of a copy of the Guarantee and Collateral Agreement dated as of November 22, 2002 (the "Agreement"), made by the Grantors parties thereto for the benefit of UBS AG, Stamford Branch, as Administrative Agent. The undersigned agrees for the benefit of the Administrative Agent and the Lenders as follows:

                  1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

                  2. The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.3(a) of the Agreement.

                  3. The terms of Sections 6.3(c) and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 of the Agreement.

                                 [NAME OF ISSUER]

                                 By:_______________________________________
                                    Name:
                                    Title:

                                 Address for Notices:

                                 _________________________________________

                                 _________________________________________

                                 _________________________________________

                                 Fax:

                                                                      Annex 1 to
                                              Guarantee and Collateral Agreement

                  ASSUMPTION AGREEMENT, dated as of ________________, 200__, made by ______________________________ (the "Additional Grantor"), in favor of UBS AG, Stamford Branch, as administrative agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions or entities (the "Lenders") parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                              W I T N E S S E T H :

                  WHEREAS, National Waterworks Holdings, Inc. ("Holdings"), National Waterworks, Inc. (the "Borrower"), the Lenders, JPMorgan Securities Inc. and Goldman Sachs Credit Partners L.P., as the co-syndication agents thereunder, General Electric Capital Corporation and Antares Capital Corporation, as the co-documentation agents thereunder, and the Administrative Agent have entered into a Credit Agreement, dated as of November 22, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

                  WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of November 22, 2002 (as amended, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement") in favor of the Administrative Agent for the benefit of the Lenders;

                  WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

                  WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

                  NOW, THEREFORE, IT IS AGREED:

                  1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in
Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that, with respect to the Additional Grantor only, each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

                  2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                        [ADDITIONAL GRANTOR]

                                        By:___________________________
                                           Name:
                                           Title:

                                                                    Annex 1-A to
                                                            Assumption Agreement

                            Supplement to Schedule 1

                            Supplement to Schedule 2

                            Supplement to Schedule 3

                            Supplement to Schedule 4

                            Supplement to Schedule 5

                            Supplement to Schedule 6

                            Supplement to Schedule 7